UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 21, 2011 (Date of earliest event reported)
PG&E CORPORATION
(Exact Name of Registrant as specified in Charter)
California	1-12609	94-3234914
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Market, Spear Tower, Suite 2400, San Francisco, CA	94105
(Address of principal executive offices)	(Zip code)
415-267-7000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

PACIFIC GAS AND ELECTRIC COMPANY
(Exact Name of Registrant as specified in Charter)
California	1-2348	94-0742640
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Beale Street, P. O. Box 770000, San Francisco, California		94177
(Address of principal executive offices)		(Zip code)
(415) 973-7000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 21, 2011, PG&E Corporation announced that Peter A. Darbee, Chairman of the Board, Chief Executive Officer and President of PG&E Corporation and a director of Pacific Gas and Electric Company (“Utility”) has decided to retire from all his positions with PG&E Corporation and the Utility effective April 30, 2011. A copy of the related press release is attached to this report as Exhibit 99.1.

The Board of Directors of PG&E Corporation is conducting a candidate search for Mr. Darbee’s successor.  This process is already underway.  Until the search has been completed and Mr. Darbee’s successor is in place, the Board of Directors of PG&E Corporation has appointed C. Lee Cox to serve as interim Chairman of the Board, Chief Executive Officer and President of PG&E Corporation.  Mr. Cox, 70, has been a director of PG&E Corporation and the Utility since 1996 and non-executive Chairman of the Utility’s Board of Directors since January 2008.  Mr. Cox also is the independent lead director of PG&E Corporation and the Utility.  PG&E Corporation’s and the Utility’s most recent proxy statement filed with the Securities and Exchange Commission relating to the joint annual meeting of shareholders to be held on May 11, 2011, contains more information about Mr. Cox’s business experience and the various committee memberships and chairmanships he has held at PG&E Corporation and the Utility.  (The Board of Directors of PG&E Corporation and the Board of Directors of the Utility are each referred to below as the “Board” and, collectively, as the “Boards.”)

As disclosed in the proxy statement, PG&E Corporation’s and the Utility’s Corporate Governance Guidelines set forth a policy that the chairs of certain Board committees (such as the Compensation Committee for which Mr. Cox serves as Chair) and at least 75 percent of the directors should be independent, as defined in the guidelines.  (PG&E Corporation’s guidelines are attached as an appendix to the proxy statement.  The Utility’s guidelines are substantially similar to PG&E Corporation’s guidelines.)  The guidelines also require that certain Board committees (such as the Finance Committee of which Mr. Cox is a member) be composed entirely of independent directors and that each company have an independent lead director.  While Mr. Cox is serving on an interim basis, he will not be considered to be an independent director.  Consequently, each Board has appointed Maryellen C. Herringer, a current director of PG&E Corporation and the Utility, to replace Mr. Cox as the interim independent lead director.  The PG&E Corporation Board also has appointed Barbara L. Rambo, a current director of PG&E Corporation and the Utility, to replace Mr. Cox as the interim Chair of the Compensation Committee.  Both Ms. Herringer and Ms. Rambo qualify as independent as defined in the guidelines and applicable stock exchange rules.  Mr. Cox also has resigned from the Finance Committee.  Finally, under the rules of the California Public Utilities Commission, the same person may not serve as the Chairman of PG&E Corporation and the Chairman of the Utility.  The Utility’s Board has appointed Ms. Herringer to serve as interim Chairman of the Utility’s Board.  The newly constituted committees and Board structure comply with applicable stock exchange requirements and the Corporate Governance Guidelines.  Mr. Cox remains a member of the Executive Committee of each Board.

Under the applicable stock exchange rules, interim service as chief executive officer or other executive officer will not disqualify a director from being considered independent following the interim service.  The Boards have amended each company’s Corporate Governance Guidelines to state that service as an executive officer on an interim basis for no longer than one year will not disqualify a director from being considered independent.  The guidelines also have been amended to state that compensation received for such interim service will not disqualify a director from being considered independent.  The amended guidelines are effective April 21, 2011.  PG&E Corporation’s amended guidelines are attached to this report as Exhibit 99.2.

Mr. Cox will receive monthly compensation of $150,000 while he is serving in his interim position.  While Mr. Cox serves in his interim position he will not be entitled to receive director retainer fees or Board meeting fees.  As disclosed in the proxy statement, the PG&E Corporation Long-Term Incentive Plan (“LTIP”) provides formula awards to each person who has been elected as a non-employee director at the annual meeting following the certification of the annual meeting results.  If Mr. Cox is not eligible for an award following the next annual meeting because of his role as interim Chairman, Chief Executive Officer and President, the independent members of the PG&E Corporation Board have approved a substantially equivalent LTIP award for Mr. Cox that will be made following the certification of his election as a director at the next annual meeting.  Mr. Cox’s LTIP award will consist of restricted stock units (“RSUs”) with an aggregate value of $90,000 (as determined on the grant date) that vest in one year at the end of his elected term (or upon his death, disability, or a change in control).

In addition, on April 21, 2011, the independent members of the Utility Board approved a retention award for Christopher P. Johns, President of the Utility and a member of the Utility’s Board.  The retention award will be made under the LTIP and will consist of RSUs with an aggregate value of $1 million (as determined on the grant date).  The grant date is expected to be May 6, 2011, as determined in accordance with PG&E Corporation’s Equity Grant Date Policy.  One-half of the RSUs will vest on the second anniversary of the date of grant and the remainder will vest on the third anniversary of the date of grant provided that Mr. Johns remains an employee on each vesting date.  The RSUs will vest sooner if Mr. Johns dies or becomes disabled.  If Mr. Johns’ employment with the Utility is terminated without cause, his RSUs will vest to the extent provided under the PG&E Corporation Officer Severance Policy.

  Since Mr. Darbee is retiring, he will not be entitled to any severance payment or other severance benefits.  Mr. Darbee will be entitled to the retirement and pension benefits as disclosed in the most recent proxy statement.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

To eliminate the vacancy on each Board created by Mr. Darbee’s retirement, the Boards adopted resolutions to amend each company’s respective Bylaws to decrease the authorized number of directors to be elected at the joint annual meeting of shareholders to be held on May 11, 2011.  As amended, the authorized number of directors of PG&E Corporation is ten and the authorized number of directors of the Utility is eleven.  The amendments to the Bylaws are effective May 1, 2011.  The text of the amendment to PG&E Corporation’s Bylaws is attached to this report as Exhibit 99.3, and the text of the amendment to the Utility’s Bylaws is attached to this report as Exhibit 99.4.

Mr. Darbee is no longer a nominee for election as a director at the joint annual meeting of shareholders to be held on May 11, 2011.  Shareholders who have submitted proxies do not need to resubmit their proxy, unless they wish to revoke it.  Shareholders who have not yet submitted their proxy may continue to use the same form of proxy that was delivered with the proxy statement (or made available on the internet) in accordance with the instructions in the proxy statement.  The proxy holders will vote the shares as instructed by the shareholder with respect to the existing nominees other than votes with respect to Mr. Darbee which will be disregarded.

Item 9.01.  Financial Statements and Exhibits

Exhibit 99.1	Press Release dated April 21, 2011

Exhibit 99.2	PG&E Corporation’s Corporate Governance Guidelines, as amended effective April 21, 2011

Exhibit 99.3	Text of the amendment to the Bylaws of PG&E Corporation effective May 1, 2011

Exhibit 99.4	Text of the amendment to the Bylaws of Pacific Gas and Electric Company effective May 1, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PG&E CORPORATION

Dated: April 21, 2011	By:	LINDA Y.H. CHENG
LINDA Y.H. CHENG Vice President, Corporate Governance and Corporate Secretary

PACIFIC GAS AND ELECTRIC COMPANY

Dated: April 21, 2011	By:	LINDA Y.H. CHENG
LINDA Y.H. CHENG Vice President, Corporate Governance and Corporate Secretary

EXHIBIT INDEX

Number                                Description

Exhibit 99.1	Press Release dated April 21, 2011

Exhibit 99.2	PG&E Corporation’s Corporate Governance Guidelines, as amended effective April 21, 2011

Exhibit 99.3	Text of the amendment to the Bylaws of PG&E Corporation effective May 1, 2011

Exhibit 99.4	Text of the amendment to the Bylaws of Pacific Gas and Electric Company effective May 1, 2011